                                                                      Exhibit 23






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-58937) of United Technologies Corporation of our report dated May 25, 1995 appearing in the United Technologies Corporation Defined Contribution Retirement Plan's Annual Report on Form 11-K for the year ended November 30, 1994.



PRICE WATERHOUSE LLP
Hartford, Connecticut
May 25, 1995